Impact Shares YWCA Women’s Empowerment ETF Trading Symbol: WOMN Listed on NYSE Arca, Inc. Summary Prospectus October 28, 2024 www.impactetfs.org

Before you invest, you may want to review the Impact Shares Impact Shares YWCA Women’s Empowerment ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated October 28, 2024 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.impactetfs.org/womn-etf/. You can also get this information at no cost by calling at (844) 954-7733 or by sending an e-mail request to info@impactetfs.org.

Investment Objective

The Impact Shares YWCA Women’s Empowerment ETF (the “Fund” or the “Women’s ETF”) seeks investment results that, before fees and expenses, track the performance of the Morningstar® Women’s Empowerment Index (the “Underlying Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee(1)	0.75%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.75%

(1)	The Fund’s investment adviser, Tidal Investments LLC (the “Adviser”) will pay, or require a sub-adviser to pay, all of the Fund’s expenses, except for the following advisory fees and sub-advisory fees, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), and litigation expenses, and other non-routine or extraordinary expenses.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold, sell or redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Investors in the Fund may pay brokerage commissions on their purchases and sales of Fund shares, which are not included in the examples below. Your actual costs may be higher or lower.

1 Year	3 Years	5 Years	10 Years
$77	$240	$417	$930

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended June 30, 2024, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies

The Fund will, under normal circumstances, invest at least 80% of its total assets plus any borrowings for investment purposes (the “80% basket”) in component securities of the Underlying Index (“Component Securities”). The Fund may invest the remaining 20% of its total assets (the “20% basket”) in securities or other instruments not included in the Underlying Index, but which the Adviser or the Sub-Adviser believes will help the Fund track the Underlying Index. For example, the Fund may invest in securities that are not components of the Underlying Index to reflect various corporate actions (such as mergers) and other changes in the Underlying Index (such as reconstitutions, additions and deletions). The Fund may invest in securities of any type (including equity and debt securities) and of companies of any market capitalization (including small- and mid-capitalization companies), market sector or industry, but expects to invest primarily in equity securities of U.S. companies. The Fund may use the 20% basket to invest in securities issued by other investment companies, including other exchange-traded funds. In addition, the Fund’s 20% basket may be invested in cash and cash equivalents, including shares of money market funds advised by the Adviser, the Sub-Adviser or its affiliates.

Unlike many investment companies, the Fund does not try to “beat” the index it tracks. The Fund uses a passive management strategy designed to track the total return performance of the Underlying Index.

The Adviser or the Sub-Adviser may employ a representative sampling indexing strategy for managing the Fund, which entails investing in a sample of securities that together have an investment profile mirroring the Underlying Index. However, the Fund will only use representative sampling in a manner consistent with its 80% policy. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, leverage and price to earnings ratios) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of the Underlying Index. The Adviser or the Sub-Adviser expects that, over time, the Fund’s tracking error will not exceed 5%. Funds that employ a representative sampling strategy may incur tracking error risk to a greater extent than funds that seek to replicate an index.

The Fund concentrates its investments in a particular industry or group of industries to approximately the same extent as the Underlying Index is so concentrated.

The Underlying Index is designed to measure the performance of U.S. large and mid- capitalization companies that are “empowering to women,” and to exhibit risk and return characteristics similar to those of the Morningstar US Large-Mid Cap® Index (the “Parent Index”), as described below. The Parent Index is a free float market-cap weighted index that constitutes 90% of the total market capitalization of the U.S. market. The Parent Index is an equity benchmark designed to comprehensively represent the performance of the companies incorporated and/or listed in the United States and contains large and mid-capitalization equities and is designed with the following objectives in mind: (1) transparent and objective rules; (2) full investibility; and (3) low turnover.

The Underlying Index is constructed using a rules-based methodology to select companies from the Parent Index that have strong women’s empowerment practices. Morningstar, Inc. (“Morningstar” or the “Index Provider”) constructs the Underlying Index using company level indicators, scores, and indicator relevance weighting from Equileap, the Fund’s ESG research provider. The YWCA USA (“YWCA” or the “Partner Nonprofit”) has reviewed and approved the use of Equileap’s social screens (through the use of the Underlying Index) to measure the strength of women’s empowerment practices and products or services for each company within the Parent Index (a company’s “Gender Diversity Score”). After excluding those companies that Equileap determines are (i) involved in the weapons, gambling, or tobacco industries, (ii) on the Norwegian Ethics Council List1 or (iii) that have experienced an applicable legal controversy, the 200 best scoring companies (after applying the optimized weighting methodology discussed below) are selected by Morningstar as the final underlying index components. The Underlying Index is constructed by Morningstar using an optimized weighting methodology. Under this methodology, Morningstar uses a quantitative process that is designed to determine optimal weights for securities to maximize exposure to companies with higher rankings as to women’s empowerment practices, while maintaining an Underlying Index that exhibits risk and return characteristics similar to those of the Parent Index. Morningstar determines the weighting of each security in the Underlying Index using the following variables: Gender Diversity Score, market capitalization, and maximum and minimum weightings by security and sector. Underlying Index constituents are subject to a maximum 5% per company weighting.

The Underlying Index is expected to contain approximately 200 securities, but this number may change. If a company in the Underlying Index has acted in a manner inconsistent with the selection criteria of the Underlying Index, Morningstar may, in its discretion, after consulting with Equileap, exclude the company from the Underlying Index between reconstitution periods. Morningstar may also make adjustments in accordance with its internal guidelines to reflect extraordinary corporate events (e.g., mergers and acquisitions, spin-offs, bankruptcies, insolvencies, and liquidations). The Underlying Index is rebalanced quarterly and reconstituted utilizing the rules-based methodology described above annually. Rebalancing refers to the process of adjusting the weights of the constituent securities in the Underlying Index in accordance with its optimized weighting methodology in response to changes in stock value and market capitalization. Reconstitution refers to the process of changing the constituent securities in the Underlying Index so that securities that no longer meet the criteria for the Underlying Index are excluded and new securities that do meet those criteria are included.

The composition of the Underlying Index is based on the following social screens used in determining the Gender Diversity Score that narrows the universe of companies included in the Parent Index. Equileap determines a company’s Gender Diversity Score based upon its analysis of publicly available information, as reported by such company in its most recent annual report for its fiscal year end.

Each of the social screens for the Fund addresses an issue that has a history of YWCA support.

CATEGORY A: GENDER BALANCE IN LEADERSHIP & WORKFORCE

1. Non-Executive Board: Percentage of male and female as a proportion of the total number of non-executive Board members, as of the fiscal year end wherever available, otherwise as of the date of the latest filing.

[1]	The list of companies that the Council of Ethics for the Norwegian Government Pension Fund Global (the “Pension Fund”) has recommended excluding from the Pension Fund’s portfolio of investments on the grounds that investment in such companies would be inconsistent with the Pension Fund’s Ethical Guidelines.

2. Executives: Percentage of male and female executives as a proportion of the total number of executives, as of the fiscal year end wherever available, otherwise as of the date of the latest filing Executives are either defined by the company or represent those individuals that form the company executive committee/ board, management committee/board or equivalent.

3. Senior Management: Percentage of male and female senior management, as a proportion of the total number of senior management, as of the fiscal year end wherever available, otherwise as of the date of the latest filing. Senior management are defined and reported by the company.

4. Workforce: Percentage of male and female employees at the company, as a percentage of total employees.

5. Promotion & Career Development Opportunities: Ratio of male and female employees in management compared to ratio of each gender in total employees.

CATEGORY B: EQUAL COMPENSATION & WORK LIFE BALANCE

6. Fair Remuneration: Demonstrates a commitment to ensure payment of a fair wage to all employees, even in those countries that do not legally require a minimum wage.

7. Equal Pay: Commitment to provide comparable wages, hours, and benefits, including retirement benefits, for all employees for comparable work in country of incorporation.

8. Parental Leave: Paid leave programs for child and dependent care to both women and men (maternity leave, paternity leave, dependent care) in country of incorporation.

9. Flexible Work Options: Option for employees to control and/or vary the start/end times of the workday and/or vary the location from which employees work in country of incorporation.

CATEGORY C: POLICIES PROMOTING GENDER EQUALITY

10. Training and Career Development: Ensures equal access to training and career development.

11. Recruitment Strategy: Commitment to ensure non-discrimination against any type of demographic group. This could be in the form of an equal opportunities policy, as described by the company.

12. Freedom from Violence, Abuse and Sexual Harassment: Prohibit all forms of violence in the workplace, including verbal, physical and sexual harassment.

13. Safety at Work: Commitment to the safety of employees in the workplace, in travel to and from the workplace, and on company related business, and ensure the safety of vendors in the workplace.

14. Human Rights: Commitment to ensure the protection of the rights of all people it works with including employees’ rights to participate in legal, civic and political affairs.

15. Social Supply Chain: Commitment to reduce social risks in its supply chain such as forbidding business-related activities that condone, support, or otherwise participate in human trafficking, including for labor or sexual exploitation

16. Supplier Diversity: Commitment to ensure diversity in the supply chain, including a focus to ensure female-owned businesses in the supply chain.

17. Employee Protection: Systems and policies for the reporting of internal ethical compliance complaints without retaliation or retribution, including but not limited to access to confidential third-party ethics hotlines or systems for confidential written complaints

CATEGORY D: COMMITMENT, TRANSPARENCY & ACCOUNTABILITY

18. Commitment to Women’s Empowerment: Recognition and commitment to ensuring women’s empowerment in the workplace.

19. Audit: Undertaken and awarded an independent gender audit certificate by an Equileap recognized body.

Principal Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return, and/or ability to meet its investment objective.

Equity Investing Risk. The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer’s goods or services and also may decline due to general industry or market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Gender Diversity Risk. The returns on a portfolio of securities that excludes companies that are not gender diverse may trail the returns on a portfolio of securities that includes companies that are not gender diverse. Investing only in a portfolio of securities that are gender diverse may affect the Fund’s exposure to certain types of investments and may adversely impact the Fund’s performance depending on whether such investments are in or out of favor in the market.

Index Performance Risk. The Fund seeks to track an index maintained by a third party provider unaffiliated with the Fund, the Adviser, or the Sub-Adviser. There can be no guarantee or assurance that the methodology used by the third party provider to create the index will result in the Fund achieving high, or even positive, returns. Further, there can be no guarantee that the methodology underlying the index, or the daily calculation of the index will be free from error. It is also possible that the value of the index may be subject to intentional manipulation by third-party market participants. The particular index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

Tracking Error Risk. The performance of the Fund may diverge from that of the Underlying Index. Because the Fund employs a representative sampling strategy, the Fund may experience tracking error to a greater extent than a fund that seeks to replicate an index. The Adviser or the Sub-Adviser may not be able to cause the Fund’s performance to correlate to that of the Fund’s benchmark, either on a daily or aggregate basis. Because the Underlying Index rebalances monthly, but the Fund is not obligated to do the same, the risk of tracking error may increase following the rebalancing of the Underlying Index.

Industry Concentration Risk. A Fund’s investments will be concentrated in an industry or group of industries to the extent the Underlying Index is so concentrated. In such an event, the value of the Fund’s Shares may rise and fall more than the value of shares that are invested in securities or financial instruments of companies that encompass a broader range of industries..

Small-Cap Company Risk. Investing in the securities of small-cap companies may pose greater market and liquidity risks than larger, more established companies, because of limited product lines and/or operating history, limited financial resources, limited trading markets, and the potential lack of management depth. In addition, the securities of such companies are typically more volatile than securities of larger capitalization companies.

Market Events Risk. The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities and other financial instruments. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation (or expectations of inflation), deflation (or expectations of deflation), changes in the actual or perceived creditworthiness of issuers, general market liquidity, regulatory event, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The Fund is subject to the risk that geopolitical events will disrupt securities and other financial markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and between Israel and Hamas in the Middle East could have severe adverse effects on the related region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. These conflicts have contributed to recent market volatility and may continue to do so.

Mid-Cap Company Risk. Investing in securities of mid-cap companies may entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

Passive Investment Risk. The Fund is not actively managed and invests in securities included in, or representative of, the Underlying Index regardless of such securities’ investment merits. The Adviser or the Sub-Adviser does not attempt to take defensive positions under any market conditions, including during declining markets.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as Authorized Participants or APs). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the bid-ask spread. The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling Shares, including bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of ETFs holding only domestic securities.

Trading. Although Shares are listed for trading on a national securities exchange, such as NYSE Arca, Inc. (the Exchange), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s portfolio holdings, which can be significantly less liquid than Shares. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those purchasing and redeeming directly with the Fund.

Asset Class Risk. Securities in the Underlying Index or in the Fund’s portfolio may underperform in comparison to the general securities markets or other asset classes.

Counterparty Risk. The Fund may engage in transactions in securities and financial instruments that involve counterparties. Counterparty risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom a Fund executes transactions) to a transaction with a Fund may be unable or unwilling to make timely principal, interest, settlement or margin payments, or otherwise honor its obligations. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the affected Fund’s income or the value of its assets may decrease. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In an attempt to limit the counterparty risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Adviser or the Sub-Adviser to present acceptable credit risk.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

Management Risk. Management risk is the risk associated with the fact that the Fund relies on the Adviser’s and the Sub-Adviser’s ability to achieve its investment objective. The Adviser or the Sub-Adviser has limited personnel and financial resources. The relative lack of resources may increase the Fund’s management risk. In addition, the Fund is subject to potential trading-related challenges faced by the Adviser.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund, Adviser, and Sub-Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Limited Fund Size Risk. The Fund may not attract sufficient assets to achieve or maximize investment and operational efficiencies and remain viable. If a Fund fails to achieve sufficient scale, it may be liquidated.

Intellectual Property Risk. The Fund relies on licenses that permit the Adviser and the Sub-Adviser to use the Underlying Index and associated trade names, trademarks and service marks, as well as the Partner Nonprofit’s name and logo (the “Intellectual Property”) in connection with the investment strategies of the Fund and/or in marketing and other materials for the Fund. Such licenses may be terminated, and, as a result, the Fund may lose its ability to use the Intellectual Property. In the event a license is terminated, or the license provider does not have rights to license the Intellectual Property, the operations of the Fund may be adversely affected.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. As with any investment company, there is no guarantee that the Fund will achieve its goal.

Performance

The following performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance over time. The bar chart shows the annual returns for the Fund year over year. The table illustrates how the Fund’s average annual returns for the 1-year, 5-year, and since inception periods compare with those of a broad measure of market performance and additional benchmarks that are more representative of the Fund’s investment strategy. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated information about the Fund’s performance can be found by visiting the Fund’s website at www.impactetfs.org or by calling (844) 954-7733.

Calendar Year Ended December 31

Through September 30, 2024 (the most recently ended quarter for which data is available) year-to-date return of the Fund was 16.92%.

During the period of time shown in the bar chart, the Fund’s highest quarterly return was 21.25% for the quarter ended June 30, 2020, and the lowest quarterly return was -17.91% for the quarter ended March 31, 2020.

Impact Shares YWCA Women’s Empowerment ETF

Average Annual Returns

For the Periods Ended December 31, 2023

	1 Year	5 Years	Since Inception (August 24, 2018)
Return Before Taxes	28.30%	18.31%	14.55%
Return After Taxes on Distributions	27.73%	16.86%	13.20%
Return After Taxes on Distributions and Sale of Fund Shares	17.12%	14.40%	11.29%
Russell 1000® Index (reflects no deduction for fees, expenses, or taxes) (1)	26.53%	15.52%	11.57%
Morningstar Women’s Empowerment Index (reflects no deduction for fees, expenses, or taxes)(2)	27.02%	15.26%	11.50%
Morningstar US Large-Mid Cap Index (reflects no deduction for fees, expenses, or taxes)(3)	26.24%	14.96%	11.05%

(1)	The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Fund’s broad-based index benchmark was changed to Russell 1000® Index so that the Fund’s performance can be evaluated against a benchmark that represents the overall U.S. equity market.
(2)	The Morningstar® Women's Empowerment Index is designed to deliver exposure to large- and mid-cap U.S. companies that have strong gender diversity and equal opportunity employment policies embedded in their corporate culture, as measured by Equileap’s data and scoring methodology.
(3)	The Morningstar US Large-Mid Cap Index measures the performance of large- and mid-cap stocks in the U.S., representing the top 90% of the investable universe by market capitalization.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Management

Investment Adviser

Tidal Investments LLC (the “Adviser”) serves as investment adviser to the Fund.

Investment Sub-Adviser

Impact Shares Corp. (the “Sub-Adviser”) serves as the investment sub-adviser to the Fund.

Portfolio Managers

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Ethan Powell, President for the Sub-Adviser, has been a portfolio manager of the Fund since its inception 2018.

Qiao Duan, CFA, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since 2023.

Charles A. Ragauss, CFA, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since 2023.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (APs) (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

Recent information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.impactetfs.org.

Tax Information

The Fund intends to make distributions that generally will be taxable to you as ordinary income or capital gains, unless you are a tax-exempt investor or otherwise investing in the Fund through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you are investing in the Fund through a tax-advantaged arrangement, you may be taxed later upon withdrawals from that account.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser, the Sub-Adviser, or their affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.